Exhibit 10.15

                    FIRST AMENDMENT TO CREDIT AGREEMENT
                          AND RELEASE OF GUARANTY

     This FIRST AMENDMENT TO CREDIT AGREEMENT AND RELEASE OF GUARANTY (this "First Amendment") is entered into as of April 24, 1998, among DEEPWATER DRILLING II L.L.C., a Delaware limited liability company (the "Company"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Administrative Agent (the "Administrative Agent") for the Banks, and NATIONAL WESTMINSTER BANK PLC, as Documentation Agent (the "Documentation Agent", and together with the Administrative Agent, the "Agents") and the several financial institutions party to this First Amendment (collectively, the "Banks"; individually, a "Bank"). Capitalized terms which are used herein without definition and which are defined in the Credit Agreement referred to below shall have the meanings ascribed to them in the Credit Agreement.

      WHEREAS, the Company, the Banks, the Administrative Agent and the Documentation Agent are parties to a certain Credit Agreement dated as of November 10, 1997 (as at any time amended, modified or supplemented and in effect from time to time, the "Credit Agreement"); and

      WHEREAS, pursuant to the Credit Agreement, two Guaranty Agreements have been delivered, including the Guaranty Agreement executed by Reading & Bates Corporation (now known as R&B Falcon Drilling (International & Deepwater) Inc.) (herein referred to as "Reading & Bates Corporation") and the R&B Subsidiary Guarantors (the "R&B Guaranty"); and

      WHEREAS, effective December 31, 1997 Reading & Bates Corporation became a wholly-owned subsidiary of R&B Falcon Corporation ("R&B Falcon"), a Delaware corporation; and

      WHEREAS, R&B Falcon proposes to enter into a new credit agreement establishing a new credit facility which will replace the existing R&B Credit Facility, and pursuant to Section 7(b) of the R&B Guaranty, Reading & Bates Corporation has requested the Banks' consent thereto;

      WHEREAS the new R&B Falcon credit facility will not be guaranteed by R&B Falcon's subsidiaries and therefore, Reading & Bates Corporation and
R&B Falcon have requested that the Banks consent to the release of the existing R&B Guaranty, and R&B Falcon has agreed to execute and deliver its Guaranty simultaneously with the execution of this First Amendment;

      WHEREAS, subject to the terms and conditions herein contained, the Banks are willing to consent to the above-described requests by executing this First Amendment;

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION 1. Amendments to Schedule 1.01 of the Credit Agreement (Definitions). The following amendments to Schedule 1.01 are hereby made:

           (a) The definition of "Guarantor" is hereby amended to read as follows:

                      "Guarantor"  means  each  of   R&B   Falcon
          Corporation and Conoco Inc.

          (b) The definition of "R&B" is hereby amended to read as follows:

                     "R&B" and "Reading & Bates" means R&B Falcon
          Corporation, its successors and assigns.

          (c) The definition of "R&B Credit Facility" is hereby amended to read as follows:

                "R&B Credit Facility" means (a) the credit arrangements evidenced by the Credit Agreement dated as of April 24, 1998 among R&B Falcon Corporation, the Administrative Agent therein named and the Banks therein named, as may be further amended with the consent of the Majority Banks (if such consent is required pursuant to the terms of the Guaranty Agreement executed by R&B Falcon Corporation), and (b) any credit arrangement or Indebtedness entered into or incurred in renewal, extension, replacement or restatement thereof.

           (d) The definition of "R&B Subsidiary Guarantors" is hereby deleted.

      SECTION 2. Consent to Execution of New R&B Credit Facility. The Agent and the Banks hereby consent to the execution by R&B Falcon of the Credit Agreement dated as of even date herewith among R&B Falcon Corporation, The Chase Manhattan Bank as Administrative Agent and the Banks therein named (the "April 1998 R&B Falcon Credit Agreement").

      SECTION 3. Release of Certain Guarantors. The Agents and the Banks do hereby release each of Reading & Bates Corporation and each R&B Subsidiary Guarantor from all obligations under the Guaranty Agreement dated as of November 10, 1997 signed by them (the "R&B Guaranty
Agreement"). The Agents, the Banks and the Company agree that the R&B Guaranty Agreement is hereby terminated; provided, however, that such termination shall not in any way impair, diminish or otherwise affect the Company's obligations under the Credit Agreement and all other Loan
Documents or Conoco Inc.'s obligations under the Guaranty Agreement executed by it.

      SECTION  4.      Representations and Warranties of the Company.   The
Company represents and warrants to the Agents and to each of the Banks that:

           (a) This First Amendment has been duly authorized, executed and delivered by the Company and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          (b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects before and after giving effect to this First Amendment with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly related to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

           (c) As of the date hereof, at the time of and immediately after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

      SECTION 5. R&B Falcon Credit Facility. By its signature to the Consent of Guarantor attached hereto, R&B Falcon confirms to the Agents and to the Banks that (a) the term sheet attached hereto as Exhibit A sets forth a summary of the material terms of the April 1998 R&B Falcon Credit Agreement, and (b) the obligations under the April 1998 R&B Falcon Credit Agreement are unsecured and no collateral or Subsidiary guarantees have been given in support of the obligations under said credit agreement.

      SECTION 6. Conditions of Effectiveness. This First Amendment shall be effective on the date (the "Effective Date") of the delivery by the Company and R&B Falcon to the Administrative Agent of the following:

          (a) This First Amendment, signed by the Company, the Agents, and each of the Banks, together with each Consent of Guarantor attached hereto, executed by R&B Falcon and by Conoco;

          (b)  A copy of the April 1998 R&B Falcon Credit Agreement;

           (c) A Guaranty Agreement executed by R&B Falcon in the form attached hereto as Exhibit B;

           (d)   Copies  of  resolutions of the board of directors  of  R&B
     Falcon authorizing the Guaranty Agreement to be executed by it, certified as of the Effective Date by the Secretary or an Assistant Secretary of R&B Falcon;

          (e) A certificate of the Secretary or Assistant Secretary of R&B Falcon, certifying the names and true signatures of the officers authorized to execute, deliver and perform the Guaranty Agreement delivered by it pursuant hereto;

           (f) The certificate of incorporation and the bylaws of R&B Falcon as in effect on the Effective Date, certified by the Secretary or Assistant Secretary of R&B Falcon;

           (g) A good standing certificate for R&B Falcon from the Secretary of State of its state of organization;

          (h) A letter or other evidence confirming that Capitol Services, Inc. has accepted appointment by R&B Falcon as its agent for service of process in New York;

           (i) An opinion of Wayne Hillin, counsel to R&B Falcon, substantially in the form attached hereto as Exhibit C; and

           (j) Such other evidence as the Agent or the Majority Banks may request to establish the consummation of the transactions contemplated hereby or the compliance with the conditions set forth herein.

      SECTION 7. Effect of Amendment. This First Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent or the Banks may now have under or in connection with the Credit Agreement, as amended by this First Amendment. Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this First Amendment and such Credit Agreement shall be read and construed as one instrument.

      SECTION 8. Miscellaneous This First Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this First Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This First Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this First Amendment, it shall not be necessary to produce or account for more than one such counterpart.

      NO ORAL AGREEMENTS. THE CREDIT AGREEMENT (AS AMENDED BY THIS FIRST AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

              [SIGNATURES BEGIN ON FOLLOWING PAGE]


      IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized representatives or officers as of the date and year first above written.

                           DEEPWATER DRILLING II L.L.C.



                           By:
                                Name:
                                Title:




 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]


                                 BANK  OF AMERICA NATIONAL  TRUST
                                 AND   SAVINGS  ASSOCIATION,   as
                                 Administrative Agent  and  as  a
                                 Bank


                                 By
                                  Name:  Claire M. Liu
                                  Title:  Managing Director




 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

                                 NATIONAL WESTMINSTER BANK PLC
                                 NEW YORK BRANCH, as a Bank


                                 By
                                 Name:
                                 Title:


                                 NATIONAL WESTMINSTER BANK PLC
                                 NASSAU BRANCH, as a Bank


                                 By
                                 Name:
                                 Title:



 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]


                                 BANCA POPOLARE DI MILANO,
                                 NEW YORK BRANCH


                                 By
                                 Name:
                                 Title:

                                 By
                                 Name:
                                 Title:




 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

                                 BAYERISCHE VEREINSBANK AG,
                                 NEW YORK BRANCH


                                 By
                                 Name:
                                 Title:

                                 By
                                 Name:
                                 Title:



 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

                                 CREDITO ITALIANO


                                 By
                                 Name:
                                 Title:

                                 By
                                 Name:
                                 Title:



 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

                                 GREAT-WEST LIFE & ANNUITY
                                 INSURANCE COMPANY


                                 By
                                 Name:
                                 Title:

                                 By
                                 Name:
                                 Title:



 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]


                                 BANCA MONTE DEI PASCHI DI SIENA
                                 S. P. A.


                                 By
                                 Name:
                                 Title:

                                 By
                                 Name:
                                 Title:



 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

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                           CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing First Amendment and Release of Guaranty, and confirms that the Guaranty Agreement dated as of November 10, 1997 executed by it remains in full force and effect in accordance with its terms.


                                 CONOCO INC.


                                 By
                                     Name:
                                     Title:




 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]

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                           CONSENT OF GUARANTOR

     The undersigned Guarantor hereby consents to the provisions of the foregoing First Amendment to Credit Agreement and Release of Guaranty, and confirms the representations set forth in Section 5 thereof. The undersigned confirms that the Guaranty Agreement dated as of even date with said First Amendment is in full force and effect in accordance with its terms.

                                 R&B FALCON CORPORATION


                                 By
                                     Name:
                                     Title:


 [THIS IS A SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT AND
                           RELEASE OF GUARANTY]